Exhibit 99.2

FuelCell Energy Q4 2021 Investor Presentation Fourth Quarter and Fiscal 2021 Financial Results & Strategy Update December 29, 2021

FuelCell Energy Q4 2021 Investor Presentation This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations” .. Forward - looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies .. These statements are not guarantees of future performance, and all forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected .. Factors that could cause such a difference include, without limitation : general risks associated with product development and manufacturing ; general economic conditions ; changes in interest rates, which may impact project financing ; supply chain disruptions ; changes in the utility regulatory environment ; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation ; potential volatility of commodity and energy prices that may adversely affect our projects ; availability of government subsidies and economic incentives for alternative energy technologies ; our ability to remain in compliance with U .. S .. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market ; rapid technological change ; competition ; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue ; market acceptance of our products ; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States ; factors affecting our liquidity position and financial condition ; government appropriations ; the ability of the government and third parties to terminate their development contracts at any time ; the ability of the government to exercise “march - in” rights with respect to certain of our patents ; our ability to successfully marke t and sell our products internationally ; our ability to implement our strategy ; our ability to reduce our levelized cost of energy and our cost reduction strategy generally ; our ability to protect our intellectual property ; litigation and other proceedings ; the risk that commercialization of our products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand ; our need for and the availability of additional financing ; our ability to generate positive cash flow from operations ; our ability to service our long - term debt ; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts ; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies ; changes by the U .. S .. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters ; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our customers’ capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission .. The forward - looking statements contained herein speak only as of the date of this presentation .. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained or incorporated by reference herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based .. The Company refers to non - GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to t his presentation for further disclosure and reconciliation of non - GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principl es in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annu al Report on Form 10 - K for the fiscal year ended October 31, 2021, filed with the SEC on December 29, 2021 and our earnings release for the fourth quarter and the fiscal year ended O cto ber 31, 2021, filed as an exhibit to our Current Report on Form 8 - K filed with the SEC on December 29, 2021. Safe Harbor Statement 2

FuelCell Energy: A Global Leader in Fuel Cell Technology – Operating Since 1969

COMPANY OVERVIEW

A global leader in **decarbonizing power** and **producing hydrogen** through our proprietary fuel cell technology

FuelCell Energy is working to:

- **Produce** low- to zero-carbon power
- **Capture** carbon and greenhouse gasses while simultaneously generating power; Negligible NOx or SOx emissions
- **Supply** green or blue hydrogen power
- **Store** energy from intermittent renewables by converting excess power to hydrogen – then converting hydrogen back into power when it's needed or delivering to other applications

TOTAL FY 2021 REVENUE BREAKDOWN: $69.6M [2]


37%
28%
35%
0%
Service & License
Advanced Technologies
Generation
Product

High Visibility to Recurring Revenue

GLOBAL CUSTOMERS

LIPA, ExxonMobil, TOYOTA, Pfizer, cmeec, Radisson, AMERICAN ELECTRIC POWER, KOSPO, SOUTHERN CALIFORNIA EDISON, Federal Ministry of Education and Research, RIVERSIDE, FRIATEC, PEPPERIDGE FARM, AVANGRID, Hartford Hospital, Clearway Energy, e.on

COMPANY HIGHLIGHTS[1]

HQ Danbury, Connecticut	**~380** Employees	**>50** Plants Installed Globally; **3** Continents
FCEL Listing: NASDAQ	**>220 MW** Capacity in Field	**>12** Million MWh's generated with SureSource Patented Technology

Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology

[1] As of the year ended October 31, 2021 [2] Percentages of FY21 revenue

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FuelCell Energy Q4 2021 Investor Presentation 3

FuelCell Energy Q4 2021 Investor Presentation Purpose Statement 4 Enable The World To Live A Life Empowered By Clean Energy DECARBONIZE POWER — PRODUCE HYDROGEN

Today's Messages

1. **Advancing strategic agenda to achieve long-term goals**
   - ✓ 7.4MW Utility scale project in **Yaphank, NY** expected to achieve commercial operation on or before December 31, 2021
   - ✓ Commercial operation of 7.4MW U.S. Navy base project in **Groton, CT** expected to commence by mid-January 2022
   - ✓ 2.3 MW Tri-gen (hydrogen, electricity, water) project with Toyota at the Port of **Long Beach, CA** has received fuel cell platform equipment on-site
   - ✓ 14 MW utility scale project in **Derby, CT** has received delivery of the fuel cell platform balance of plant equipment
2. **Pursuing new projects in the Asian market after reaching favorable agreement with POSCO Energy on December 20, 2021**
3. **Evolving strategy to focus on Grow, Scale and Innovate**
4. **Advancing our sustainability positioning, both through internal initiatives and by leveraging our technology portfolio to help customers address climate challenges and their sustainability goals**
5. **Strong balance sheet liquidity and disciplined capital allocation to support future growth and market penetration**



Photo as of late October 2021 of the 7.4MW power platform in Yaphank, NY

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FuelCell Energy Q4 2021 Investor Presentation 5

FuelCell Energy Q4 2021 Investor Presentation Resolution and Agreement with POSCO Energy Unlocks Path Forward in Asia 6 • We have differentiated technology that we believe will allow us to compete in some of the world’s most important markets • Clarified our ability to access the South Korea and broader Asian markets • Initial orders to be placed for 20 modules (28 MW) to service existing POSCO Energy South Korean installed base during calendar year 2022 • All significant claims and legal disputes resolved between FuelCell Energy and POSCO Energy KOSPO - 20 MW FUEL CELL PARK Why is this important for FuelCell Energy? South Korea • Expected to enable existing POSCO Energy Customers to receive the service they deserve • Hydrogen Economy Roadmap announced by the Korean government in January 2019 includes the following targets for the transportation and power generation industries: • 6.2M fuel cell vehicles and 1,200 refilling stations • 41K hydrogen - fueled buses and conversion of service trucks into hydrogen - powered vehicles • 15 GW of fuel cell power generation supply and 2.1 GW of fuel cell capacity for homes and buildings • Annual hydrogen supply of ~5.3M tons with a price below $3.00 per kg Japan Goals for hydrogen established by the government of Japan include: • Reducing cost to 30 yen/Nm3 ( below 1/3 of current level ) by 2030 and 20 yen/Nm3 ( below gas - fired costs ) by 2050 • Increasing volume to reach a maximum supply of 3 million and 20 million tons by 2030 and 2050, respectively 20 MW fuel cell project sold and constructed by FuelCell Energy in Incheon, South Korea during 2018

Proactively Capturing Industry Trends and Expanding Our Future

Product Portfolio Well Positioned to Capitalize Across Significant Energy Value Chains

Energy Storage

Long Duration:
Providing grid stability &
Renewable enablement
Avoid mineral-based storage



Distributed H2

Global Distributed H2 Supply
Green & Blue



Carbon Capture

Capture Emissions
Sequestered or Utilized
Capital Investment



Distributed Power

Front of the Meter & Behind the Meter
MW & Sub-MW
Zero & Low Carbon



Decarbonize Power | **Produce Hydrogen**

Markets we are pursuing

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FuelCell Energy Q4 2021 Investor Presentation 7

FuelCell Energy Q4 2021 Investor Presentation Q4 2021 Financial Performance

FuelCell Energy Q4 2021 Investor Presentation Q4 2021 Financial Highlights • Revenues decreased approximately 18% to $13.9M, primarily driven by a $5.6M decrease in service agreements and license revenues, reflecting that there were no module exchanges during the quarter and a $1M reduction in service revenues as a result of higher future cost estimates related to future module exchanges • Loss from operations increased to $(22.6)M compared to $(17.1)M , reflecting lower revenues, higher cost of sales related to cost estimate adjustments and impairments, and higher operating expenses that included legal expenses associated with tax equity financings, additional share - based compensation expense, and higher R&D expenses • Net loss of $(24.2)M compared to $(18.9)M • Adjusted EBITDA of $(11.9)M compared to $(8.6)M 1 Fiscal 2021 Financial Highlights • Revenues decreased approximately 2% to $69.6M, primarily attributable to decrease in service agreements and license revenues • Loss from operations decreased to $(64.9)M compared to $(39.2)M , primarily reflecting higher R&D expenses in support of the Company’s hydrogen commercialization initiatives • Net loss of $(101.0)M compared to $(89.1)M • Adjusted EBITDA of $(35.7)M compared to $(17.7)M 1 • Material improvement in cash position Q4 and Fiscal 2021 Financial Highlights 9 1 Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix

Fourth Quarter of Fiscal 2021 Financial Performance and Backlog

Net Loss to Common Stockholders, Net Loss, Loss from Operations and Adjusted EBITDA[1] ($M)



Q4 2020
Q4 2021
$(19.7)
$(18.9)
$(17.1)
$(8.6)
$(25.0)
$(24.2)
$(22.6)
$(11.9)
Net Loss to Common Stockholders
Net Loss
Loss from Operations
Adjusted EBITDA[1]

- Adjusted EBITDA of $(11.9)M compared to $(8.6)M, driven by a $5.6 million decrease in service agreements and license revenues:
  - No module exchanges during the fourth quarter of fiscal year 2021
  - A reduction in service revenues of $1.0M as a result of higher future cost estimates related to future module exchanges
- Operating expenses increased to $14.2M from $9.1M, including higher legal expenses associated with tax equity financings, additional share-based compensation expense, and higher R&D expenses in support of the Company's hydrogen commercialization initiatives

Backlog as of October 31st ($B)



$1.285
$1.288
$0.049
$0.041
$1.067
$1.099
$0.169
$0.148
Q4 2020
Q4 2021
Adv. Tech.
Generation
Service + License

- Backlog was largely unchanged year-over-year reflecting continued project execution and adjustments to generation backlog, primarily resulting from (i) module exchanges with higher future output and revenues expected and (ii) inclusion of the project with United Illuminating in Derby, Connecticut which was awarded in the second quarter of fiscal year 2021; Advance Technologies backlog reflects new contracts from the U.S. Department of Energy partially offset by work performed under our joint development agreement with ExxonMobil Research and Engineering Company

[1] Refer to reconciliation in Appendix.

fuelcellenergy FuelCell Energy Q4 2021 Investor Presentation 10

FuelCell Energy Q4 2021 Investor Presentation Cash, Liquidity and Project Assets 11 Strong Liquidity with Increased Unrestricted Cash to Fund Projects in Development 1 As of 10/31/21, 2 Project assets consist of capitalized costs for fuel cell projects, and excludes accumulated depreciation. Net of depreciation, project assets totaled $223.3 million as of October 31, 2021. ■ Restricted ■ Unrestricted $9.4 $149.9 $432.2 $30.3 $42.2 $28.0 10/31/2019 10/31/2020 10/31/2021 $192.1 $460.2 Cash and Equivalents ($M) Strong Liquidity Total cash, restricted cash and equivalents of $460.2M 1 • Unrestricted cash and cash equivalents of $432.2M 1 , an increase of $282.3M (or ~188%) compared to October 31, 2020 • The increase in cash reflects the following: - Sale of common stock during fiscal year 2021 - Proceeds from tax equity project financing - Use of $98.6 million for debt repayment • Enhances the Company’s ability to accelerate strategic initiatives through increased investment in project assets, manufacturing, R&D, sales and marketing efforts Growing Project Assets Total project assets 2 grew to $243.1M as of October 31, 2021, reflecting progress made against project backlog ■ Completed ■ In Development $75.1 $99.4 $116.3 $84.9 $91.2 $126.8 $0.0 $50.0 $100.0 $150.0 $200.0 10/31/2019 10/31/2020 10/31/2021 Project Assets 2 ($M) $190.6 $160.0 $39.8 $243.1

FuelCell Energy Q4 2021 Investor Presentation In 2019, we developed “Powerhouse” strategy to Transform , Strengthen and Grow the business Significant Accomplishments Since Launch of Powerhouse Business Strategy 12 Disciplined Plan to Strengthen Business, Maximize Operational Efficiencies and Position FuelCell Energy for Growth Largely Completed Began in 2020 with Ongoing Efforts 2021 and Beyond Build a Durable Financial Foundation and Enhance Financial Results or • Reduced corporate debt • Enhanced liquidity • Capital structure TRANSFORM 01 Drive Operational Excellence • Capital deployment • Operational excellence STRENGTHEN 02 Penetrate Significant Market Opportunities Where We Can Win • Optimization of core business • Commercial excellence • Innovation • Geographic and market expansion GROW 03

FuelCell Energy Q4 2021 Investor Presentation Having made substantial progress on key initiatives, we will pivot to Grow, Scale and Innovate Powerhouse Business Strategy Evolving to Next Phase for Long - Term Growth 13 Scale Our Existing Platform to Support Growth Innovate for the Future Penetrate Significant Market Opportunities • Invest • Extend process leadership • Broaden & deepen our human capital • Continue product innovations • Deepen participation in the developing hydrogen economy • Diversify our revenue streams by delivering products that support the global energy transition • Optimize the core business • Drive commercial excellence • Expand geographically and by market SCALE INNOVATE GROW

FuelCell Energy Q4 2021 Investor Presentation Investing for Growth 14 Manufacturing Capability Expanding manufacturing capability for our carbonate (Distributed Generation, Distributed Hydrogen & Carbon Separation/Carbon Capture) and solid oxide (Hydrogen & Energy Storage) platforms Generation Portfolio Expansion Executing against project backlog to increase output from our generation portfolio Talent, Capability and Expertise Recruited key talent to enhance our technical engineering depth, grow our sales pipeline, reintroduce our brand, improve project execution, engage customers with a new service model, and build human capital recruitment, development, and retention capability Commercialization of Advanced Technology Programs Investing in commercial deployment of our solid oxide platform and carbon capture solutions Rendering of Platform When Completed (Derby, CT) FuelCell Energy Headquarters (Danbury, CT) Solid Oxide Manufacturing Operations (Calgary, Canada)

FY2022 Projected Investments for Future Growth

Large scale investment to enable FuelCell Energy to compete and meet the market needs in medium- and long-term

Anticipated capital expenditures of $40M to $50M for fiscal year 2022

- Investments in our factories for carbonate and solid oxide production capacity expansion
- Addition of test facilities for new products and components
- Expansion of laboratories
- Upgrades to and expansion of our business systems

Planned $45M to $55M in company funded research and development activities in fiscal year 2022 to accelerate commercialization of our Advanced Technologies solutions

- Distributed hydrogen
- Long duration hydrogen-based energy storage
- Hydrogen power generation



Capital Expenditures ($M)
$2.2
$0.4
$6.4
$40 – $50
FY2019
FY2020
FY2021
FY2022E



Research and Development ($M)
$13.8
$4.8
$11.3
$45 – $55
FY2019
FY2020
FY2021
2022E

Evolving Strategy has the Company Pivoting Focus from Shorter-term Financial Metrics to Longer-term Growth Achievement

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FuelCell Energy Q4 2021 Investor Presentation 15

FuelCell Energy Q4 2021 Investor Presentation KEYS TO BUSINESS PLAN ACHIEVEMENT • Serving our customers with industry - leading support • Retaining and recruiting world class human capital • Executing on project backlog • Expanding manufacturing capacity • Winning new business around the world • Recycling project funding to reduce our cost of capital • Employing targeted capital deployment in support of future growth • Achieving product commercialization • Improving manufacturing costs and product performance through continuous innovation • Investing in our marketing presence and capability Organizational Key Drivers to Our Strategy 16 “We are in a unique period of time where our solutions are increasingly sought after to help solve energy and environmental challenges. We are working toward accelerating the development and deployment of our platforms to position the company to capture the substantial growth opportunity we foresee for both our carbonate and solid oxide solutions.” – Jason Few Investor Day Coming in March 2022 Strategy in Place to Deliver Longer - term Growth

FuelCell Energy Q4 2021 Investor Presentation Key Investment Highlights 17 Strengthened balance sheet with additional liquidity to complete project backlog, accelerate commercialization of new technologies and invest in capacity expansion for solid oxide and carbonate fuel cell manufacturing Leadership committed to project execution, achieving financial milestones, and delivering state - of - the - art fuel cell platforms to contribute to decarbonization goals and global climate change mitigation Innovative technology for clean, reliable and scalable distributed baseload power, distributed hydrogen, long - duration storage and carbon capture, separation and utilization Progressing on our path of execution to Grow, Scale, and Innovate to drive long - term growth A Leader in Sustainability and Environmental Stewardship with our technology platform solutions 1 2 3 4 5

FuelCell Energy Q4 2021 Investor Presentation Q&A

FuelCell Energy Q4 2021 Investor Presentation Appendix

FuelCell Energy Q4 2021 Investor Presentation GAAP to Non - GAAP Reconciliation Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) .. Management also uses non - GAAP measures to analyze and make operating decisions on the business .. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are alternate, non - GAAP measures of operations and operating performance by the Company .. These supplemental non - GAAP measures are provided to assist readers in determining operating performance .. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis .. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies .. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets .. Adjusted EBITDA adjusts EBITDA for stock - based compensation, restructuring charges and other unusual items such as the legal settlement recorded during the first quarter of fiscal 2020 , which are considered either non - cash or non - recurring .. While management believes that these non - GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures .. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation .. The Company’s non - GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP .. 1) Includes depreciation and amortization on our Generation portfolio of $ 3 .. 7 million and $ 15 .. 0 million for the three months and year ended October 31 , 2021 , respectively, and $ 4 .. 3 million and $ 13 .. 9 million for the three months and year ended October 31 , 2020 , respectively .. 2) Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations .. 3) This expense is included in Generation cost of revenues on the consolidated statement of operations .. 4) The Company received a legal settlement of $ 2 .. 2 million during the three months ended January 31 , 2020 , which was recorded as an offset to administrative and selling expenses .. 20 The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measur e N et loss.

FuelCell Energy Operating Portfolio and Project Backlog Overview

Generation Operating Portfolio as of October 31, 2021

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY (MW)	ACTUAL COMMERCIAL OPERATION DATE (1)	PPA TERM (YEARS)
Central CT State University ("CCSU")	CCSU (CT University)	New Britian, CT	1.4	FQ2'12 ✓	10
UCI Medical Center	UCI Medical Center	Orange, CA	1.4	FQ1'16 ✓	19
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	FQ4'16 ✓	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	FQ4'16 ✓	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	FQ1'17 ✓	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	FQ1'13 ✓	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	FQ1'20 ✓	20
Triangle Street	Tariff- Eversource (CT Utility)	Danbury, CT	3.7	FQ2'20 ✓	Tariff
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	FQ3'21 ✓	20
Total MW Operating:			**34.0**		

Projects in Process as of October 31, 2021

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY (MW)	PPA TERM (YEARS)
Groton Sub Base	CMEEC (CT Electric Co-op)	Groton, CT	7.4	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	18
CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14	20
CT RFP-1	Eversource/United Illuminating (CT Utilities)	Hartford, CT	7.4	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	20
Total MW In Process:			**41.3**	

(1) Refers to FCEL fiscal quarter

fuelcellenergy FuelCell Energy Q4 2021 Investor Presentation 21

Building on Multi-Featured Current Technology Strengths with Next-Gen Technologies

	DISTRIBUTED GENERATION	DISTRIBUTED HYDROGEN & CARBON SEPARATION[1]	HYDROGEN & ENERGY STORAGE	CARBON CAPTURE
INDUSTRY APPLICATION	• Enabling microgrid power generation • Local generation reducing above ground risk • Improving the climate and air quality in local communities • $1.29B of project backlog as of October 31, 2021	• Building hydrogen distribution platform in Long Beach to support Toyota's operations to fuel zero emission FCEV's and provide clean water • Will Enable hydrogen transportation • No pipeline infrastructure needed	• Working to advance FuelCell Energy reversible solid oxide technology, with support from the US Department of Energy, that will support the technology for electrolysis and energy storage applications	• Joint development agreement with ExxonMobil Research and Engineering Company (EMRE) • Unique carbon capture technology that captures carbon while producing power
SOLUTION		 		 fuelcellenergy + ExxonMobil
STATUS	In Operation	Commercially Available	Advanced Development	Developing with EMRE

Today → **2022+**

ADDITIONAL APPLICATIONS ENABLED THROUGH OUR TECHNOLOGY PLATFORM	• Carbon separation to support industry, such as beverage, agriculture and more	• Natural gas blending to reduce carbon • Hydrogen to repower gas engines	• Highly efficient electrolysis • Hydrogen power generation	• Mitigating climate change

[1] Only known platform that produces hydrogen and water.

Commercializing an Advanced Clean Energy Technology Portfolio

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FuelCell Energy Q4 2021 Investor Presentation 22

Positioned to Deliver Value At Every Step In The Hydrogen Value Chain

Providing Flexible Hydrogen Solutions for the Global Energy Transformation



Grid
Solid Oxide Platform
&
Carbonate Platform
Grid Hydrogen
Nuclear
Solid Oxide Platform
Green Hydrogen
Renewable
Solid Oxide Platform
Green Hydrogen
Biogas
Carbonate Platform
Green Hydrogen
Natural Gas
Carbonate Platform
Blue Hydrogen
Carbon Capture

Applications capable of utilizing FuelCell Energy technology

Industry Feedstock

- *Steel*
- *Chemicals*
- *Refineries*

Transportation

- *Shipping*
- *Aviation*
- *Cars*
- *Rail*
- *Trucks*
- *Buses*

Heating

Power Generation

3 Platforms Capable of Delivering Hydrogen

- Carbonate - Tri-Gen
- Carbonate - REP
- SOFC – SOEC

Differentiated Platforms

- Tri-Gen – Only known platform capable of producing 1) Hydrogen, 2) Water, and 3) Electricity
- Tri-Gen and REP – Capable of producing Green and Blue Hydrogen utilizing fuel
- Tri-Gen – Leverage the sale of power/electricity to offset the cost of Hydrogen
- SOEC – Capable of delivering 100% efficiency with the addition of thermal energy
- SOFC – One fuel cell stack to perform electrolysis and utilize the produced Hydrogen to generate zero-carbon, zero-emission power/electricity
- Distributed Hydrogen platforms – no pipeline or other transportation infrastructure required

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FuelCell Energy Q4 2021 Investor Presentation 23

Positioned to Serve the Evolving Energy Grid with Current & In-Development Platforms

A growing source of clean, reliable power for microgrid, Carbon Capture, electrolysis and Hydrogen Energy Storage



GENERATION
TRANSMISSION
DISTRIBUTION
END USERS
fuelcellenergy
Long-Duration Storage of Energy
Electrolyis
Distributed Hydrogen
Nuclear Power Plant & Solar Power
Large Scale Carbon Capture and Power
Thermal Power Plant
Long-Duration Storage of Energy
Wind Power Plant
Microgrid Power
Cities and Offices
Smart Houses
Industrial Plant
H_2
Hydrogen Fuel
Combined Heat / Cooling and Power
Carbon Capture and Power
Hydrogen and Power

FuelCell Energy Q4 2021 Investor Presentation 24